UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0229

Seligman Growth Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Growth Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2004, Seligman Growth Fund, Inc. delivered a total return of 5.72% based on the net asset value of Class A shares. During the same time, the Lipper Large-Cap Growth Funds Average returned 7.18%, the Lipper Large-Cap Core Funds Average returned 7.78%, and the Russell 1000 Growth Index returned 6.30%.

We thank you for your continued support of Seligman Growth Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 23, 2005

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017

Independent Registered Public Accounting Firm Deloitte & Touche LLP	General Counsel Sullivan & Cromwell LLP

1

Interview With Your Portfolio Manager
Marion S. Schultheis

Q:	How did Seligman Growth Fund, Inc. perform during the fiscal year ended December 31, 2004?

A:

During the year ended December 31, 2004, Seligman Growth Fund, Inc. delivered a total return of 5.72% based on the net asset value of Class A shares. During the same time, the Lipper Large-Cap Growth Funds Average returned 7.18%, the Lipper Large-Cap Core Funds Average returned 7.78%, and the Russell 1000 Growth Index returned 6.30%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:

Returns for US equity markets were essentially flat for most of the year, with gains restrained by soaring energy prices, a close US presidential race, and concerns about rising interest rates. For most of the year, growth stocks sharply underperformed value stocks, particularly among larger companies. Technology stocks were further hampered in the third quarter by some disappointing earnings announcements delivered within the software industry. The fourth quarter, however, saw a strong and broad market rally, which was driven, we believe, by a sharp decline in oil prices at the end of October, and was given a further boost by a quick and decisive conclusion to the presidential election in November. The year ended with strong gains for US stocks as a whole. Fund performance suffered for most of the year within this difficult environment for large-cap growth stocks, and as a result of the Fund’s exposure to technology. However, the Fund benefited during the market rally of the fourth quarter.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

The Fund maintained heavy technology exposure during the year, and at year-end it represented the Fund’s largest sector weight. While technology stocks did rally in the fourth quarter on upbeat earnings announcements and increased merger activity, it was the worst-performing sector within the Russell 1000 Growth Index for the year, and the Fund’s overweighting in this sector detracted from the Fund’s returns. However, the technology stocks the Fund owned significantly outperformed the stocks in the technology sector of the Russell Index, resulting in a positive impact on the Fund’s returns for the year.

The Fund’s second-largest sector weighting was health care, and the Fund was overweighted in this sector as well. Large-cap health care stocks, as a group, delivered positive but weak returns during the year, dragged down by revelations that certain widely used pain relievers may present long-term risks to patients. While the Fund’s overweighting in the sector negatively impacted its relative returns, the health care stocks the Fund held outperformed the health care sector in the Russell 1000 Growth Index as a whole. In the fourth quarter, these stocks benefited from the reelection of President Bush, as many believed the President would provide a favorable legislative environment for health care companies.

During the course of the year, we moved the Fund to an underweighted position in consumer stocks. Over the past few years, consumer spending held steady as a result of tax cuts, tax rebates, low interest rates, and residential refinancing. We believed

2

Interview With Your Portfolio Manager
Marion S. Schultheis

that the effects of these stimuli would wane, and that stock-price valuations for the group had risen to unsustainable levels. Consumer-discretionary stocks within the Russell Index delivered strong returns, but the Fund’s holdings within this area underperformed. Consumer-staple stocks were poor performers as a whole, and the Fund’s holdings here lagged those of the Index.

During the year, we believed the economy would continue to strengthen and thus overweighted industrial stocks, which tend to benefit from increased economic activity. This overweighting helped relative returns since the sector was a strong performer within the large-cap growth universe. In addition, the industrial stocks within the Fund’s portfolio were relative outperformers, further boosting the Fund’s returns. The Fund’s holdings in the sector were split among business services companies and more traditional manufacturing companies. These companies experienced generally strong growth in 2004 and appeared to have successfully increased prices to offset higher energy costs, which allowed them to maintain profit growth in 2004.

A Team Approach

Seligman Growth Fund, Inc. is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by Christopher Boova, David Levy (trader), and Helen Ng. The Team is responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund’s objective.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

3

Performance Overview

This section of the Annual Report is intended to help you understand the performance of Seligman Growth Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. With respect to Class I shares, J. & W. Seligman & Co. Incorporated (the “Manager”) voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, total returns that include those periods would be lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in the Russell 1000 Growth Index, for the 10-year period ended December 31, 2004. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Russell 1000 Growth Index excludes the effect of taxes, fees and sales charges.

[1] The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

4

Performance Overview

Investment Results

Total Returns

For the Periods Ended December 31, 2004

		Average Annual

	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

Class A

With Sales Charge	(1.52)%	0.78%	(10.62)%	6.32%	n/a		n/a	n/a	n/a
Without Sales Charge	3.47	5.72	(9.74)	6.85	n/a		n/a	n/a	n/a
Class B

With CDSC†	(1.74)	(0.03)	(10.66)	n/a	n/a		n/a	n/a	n/a
Without CDSC	3.26	4.97	(10.40)	n/a	2.72	%‡	n/a	n/a	n/a
Class C

With Sales Charge and CDSC††	1.27	2.94	(10.57)	n/a	n/a		(5.32)%	n/a	n/a
Without Sales Charge and CDSC	3.26	4.97	(10.38)	n/a	n/a		(5.15)	n/a	n/a
Class D

With 1% CDSC	1.92	3.97	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	2.92	4.97	(10.40)	6.00	n/a		n/a	n/a	n/a
Class I	3.69	6.22	n/a	n/a	n/a		n/a	(3.66)%	n/a

Class R

With 1% CDSC	2.20	4.45	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	3.20	5.45	n/a	n/a	n/a		n/a	n/a	16.66%
Lipper Large-Cap Core Funds Average**	5.63	7.78	(3.45)	9.98	6.89	†††	(0.49)	1.52	17.10

Lipper Large-Cap Growth Funds Average**	4.69	7.18	(8.22)	8.55	5.54	†††	(2.53)	(0.37)	16.04

Russell 1000
Growth Index**	3.47	6.30	(9.28)	9.58	6.35		(3.80)	(0.23)	16.87

See footnotes on page 6.

5

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

12/31/04	$3.88	$3.17	$3.17	$3.17	$3.93	$3.87
6/30/04	3.75	3.07	3.07	3.08	3.79	3.75
12/31/03	3.67	3.02	3.02	3.02	3.70	3.67

*	Returns for periods of less than one year are not annualized.
**

The Lipper Large-Cap Core Funds Average (Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.2 billion as of December 31, 2004). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Large-Cap Growth Funds Average (Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.2 billion as of December 31, 2004). Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Russell 1000 Growth Index (Russell Index) measures the performance of those Russell 1000 companies (the largest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. The Lipper Averages and the Russell Index are unmanaged and assume reinvestment of all distributions and exclude the effect of sales charges and taxes. The Russell Index also excludes the effect of fees. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months or less.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

6

Portfolio Overview

Diversification of Net Assets December 31, 2004

				Percent of Net Assets December 31,

	Issues	Cost	Value	2004	2003

Common Stocks and Warrants:

Aerospace and Defense	2	$16,746,911	$18,415,376	3.7	—
Air Freight and Logistics	—	—	—	—	1.4
Automobiles	1	210,259	3,001,050	0.6	0.4
Beverages	2	17,380,724	15,284,036	3.1	2.0
Biotechnology	4	21,602,642	24,056,917	4.8	5.1
Capital Markets	—	—	—	—	2.5
Chemicals	—	—	—	—	4.2
Commercial Services and Supplies	1	2,550,759	2,557,772	0.5	—
Communications Equipment	6	25,928,917	28,926,869	5.8	6.6
Computers and Peripherals	3	27,825,689	37,494,243	7.5	4.8
Construction and Engineering	1	2,501,158	2,507,460	0.5	—
Consumer Finance	—	—	—	—	1.0
Consumer Staples	1	3,555,577	3,542,098	0.7	—
Diversified Financial Services	—	—	—	—	1.1
Energy Equipment and Services	2	8,806,262	9,973,115	2.0	1.1
Food and Staples Retailing	1	2,251,585	2,520,909	0.5	2.5
Health Care Equipment and Supplies	4	16,441,718	17,983,803	3.6	2.7
Health Care Providers and Services	3	9,955,827	10,653,679	2.1	1.5
Hotels, Restaurants and Leisure	3	14,773,046	19,684,322	3.9	1.9
Household Products	2	16,716,169	17,721,444	3.6	0.7
Industrial Conglomerates	3	32,806,070	39,985,215	8.0	8.1
Insurance	2	22,355,809	22,981,839	4.6	3.7
Internet and Catalog Retail	1	3,280,096	6,126,947	1.2	1.2
Internet Software and Services	—	—	—	—	0.4
IT Services	2	9,137,480	9,435,160	1.9	2.1
Machinery	1	7,645,028	9,751,000	2.0	2.3
Media	3	25,555,229	27,159,690	5.4	5.7
Multi-Line Retail	2	12,162,516	14,214,801	2.9	1.8
Paper and Forest Products	—	—	—	—	1.5
Pharmaceuticals	7	53,446,673	59,046,504	11.8	15.6
Semiconductors and Semiconductor
Equipment	3	29,165,735	32,013,467	6.4	5.1
Software	4	43,849,050	39,065,749	7.8	8.0
Specialty Retail	2	12,848,986	14,458,364	2.9	2.5
Textiles, Apparel and Luxury Goods	—	—	—	—	0.5

	66	439,499,915	488,561,829	97.8	98.0
Short-Term Holding and Other Assets Less Liabilities	1	11,103,781	11,103,781	2.2	2.0

Net Assets	67	$450,603,696	$499,665,610	100.0	100.0

7

Portfolio Overview

Largest Portfolio Changes During Past Six Months

Largest Purchases	Largest Sales

EMC*	Pfizer
Procter & Gamble	Wal-Mart Stores**
Texas Instruments	Eaton**
Time Warner	Abbott Laboratories
American International Group	Goldman Sachs Group**
Boeing	UnitedHealth Group**
Corning*	Accenture (Class A)
News Corp. (Class B)*	QUALCOMM
3M*	Deere**
Comcast (Class A)*	General Electric

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings December 31, 2004

Security	Value	Percent of Net Assets

Microsoft	$23,893,896	4.8
General Electric	23,841,435	4.8
Johnson & Johnson	19,423,009	3.9
EMC	17,127,266	3.4
Time Warner	16,008,840	3.2
Procter & Gamble	15,187,759	3.0
Intel	14,998,712	3.0
Amgen	13,929,975	2.8
Texas Instruments	12,898,418	2.6
American International Group	12,352,527	2.5

Largest Industries December 31, 2004

8

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2004 and held for the entire six-month period ended December 31, 2004.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

				Actual	Hypothetical

	Beginning Account Value 7/1/04	Annualized Expense Ratio*	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04

Class A	$1,000.00	1.37%	$1,034.70	$6.99	$1,018.25	$6.93
Class B	1,000.00	2.13	1,032.60	10.85	1,014.43	10.76
Class C	1,000.00	2.13	1,032.60	10.85	1,014.43	10.76
Class D	1,000.00	2.13	1,029.20	10.84	1,014.43	10.76
Class I	1,000.00	0.88	1,036.90	4.49	1,020.71	4.46
Class R	1,000.00	1.63	1,032.00	8.30	1,016.94	8.24

*

Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2004 to December 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

9

Portfolio of Investments
December 31, 2004

	Shares or Warrants		Value

Common Stocks and Warrants 97.8%

Aerospace and Defense 3.7%

Boeing	200,800	shs.	$10,395,416
United Technologies	77,600		8,019,960

			18,415,376

Automobiles 0.6%

Harley-Davidson	49,400		3,001,050

Beverages 3.1%

Coca-Cola	200,120		8,330,996
PepsiCo	133,200		6,953,040

			15,284,036

Biotechnology 4.8%

Amgen*	217,130		13,929,975
Biogen Idec*	40,900		2,724,554
Gilead Sciences*	71,000		2,484,645
MedImmune*	181,500		4,917,743

			24,056,917

Commercial Services and Supplies 0.5%

Cendant	109,400		2,557,772

Communications Equipment 5.8%

Cisco Systems*	446,650		8,615,879
Corning*	435,300		5,123,481
Lucent Technologies* (Warrants)	247,582	wts.	389,942
Nokia (ADR)	447,600	shs.	7,013,892
Nortel Networks*	833,200		2,907,868
QUALCOMM	114,860		4,875,807

			28,926,869

Computers and Peripherals 7.5%

Dell*	220,980		9,313,202
EMC*	1,151,800		17,127,266
International Business Machines	112,130		11,053,775

			37,494,243

Construction and Engineering 0.5%

Fluor	46,000		2,507,460

Consumer Staples 0.7%

Gillette	79,100		3,542,098

See footnotes on page 13.

10

Portfolio of Investments
December 31, 2004

	Shares	Value

Energy Equipment and Services 2.0%

Halliburton	125,000	$4,905,000
Schlumberger	75,700	5,068,115

		9,973,115

Food and Staples Retailing 0.5%

Walgreen	65,700	2,520,909

Health Care Equipment and Supplies 3.6%

Baxter International	88,300	3,049,882
Medtronic	113,300	5,627,611
St. Jude Medical*	96,600	4,050,438
Zimmer Holdings*	65,600	5,255,872

		17,983,803

Health Care Providers and Services 2.1%

Cardinal Health	95,300	5,541,695
PacifiCare Health Systems*	46,700	2,639,484
WellPoint*	21,500	2,472,500

		10,653,679

Hotels, Restaurants and Leisure 3.9%

Hilton Hotels	479,200	10,897,008
McDonald’s	152,900	4,901,974
Starbucks*	62,300	3,885,340

		19,684,322

Household Products 3.6%

Kimberly-Clark	38,500	2,533,685
Procter & Gamble	275,740	15,187,759

		17,721,444

Industrial Conglomerates 8.0%

3M	59,400	4,874,958
General Electric	653,190	23,841,435
Tyco International	315,300	11,268,822

		39,985,215

Insurance 4.6%

AFLAC	266,800	10,629,312
American International Group	188,100	12,352,527

		22,981,839

Internet and Catalog Retail 1.2%

eBay*	52,680	6,126,947

See footnotes on page 13.

11

Portfolio of Investments
December 31, 2004

	Shares	Value
IT Services 1.9%

Accenture (Class A)*	165,000	$4,455,000
Fiserv*	123,900	4,980,160

		9,435,160

Machinery 2.0%

Caterpillar	100,000	9,751,000

Media 5.4%

Comcast (Class A)*	154,000	5,125,890
News Corp. (Class B)	313,800	6,024,960
Time Warner*	823,500	16,008,840

		27,159,690

Multi-Line Retail 2.9%

Kohl’s*	104,800	5,153,016
Target	174,500	9,061,785

		14,214,801

Pharmaceuticals 11.8%

Abbott Laboratories	198,000	9,236,700
Johnson & Johnson	306,260	19,423,009
Eli Lilly	88,400	5,016,700
Pfizer	442,468	11,897,965
Sanofi-Aventis (ADR)	67,000	2,683,350
Schering-Plough	254,800	5,320,224
Wyeth	128,400	5,468,556

		59,046,504

Semiconductors and Semiconductor Equipment 6.4%

Broadcom (Class A)*	127,500	4,116,337
Intel	640,560	14,998,712
Texas Instruments	523,900	12,898,418

		32,013,467

Software 7.8%

Computer Associates International	322,300	10,010,638
Microsoft	894,400	23,893,896
Oracle*	182,690	2,507,420
Symantec*	103,000	2,653,795

		39,065,749

Specialty Retail 2.9%

Bed Bath & Beyond*	235,600	9,385,126
Home Depot	118,700	5,073,238

		14,458,364

Total Common Stocks and Warrants (Cost $439,499,915)		488,561,829

See footnotes on page 13.

12

Portfolio of Investments
December 31, 2004

	Principal Amount	Value

Repurchase Agreement 5.0%

State Street Bank & Trust 1.4%, dated 12/31/2004, maturing 1/3/2005, in the amount of $25,318,954, collateralized by: $23,870,000 US Treasury Notes 7%, 7/15/2006, with a fair market value of $26,077,975 (Cost $25,316,000)	$25,316,000	$25,316,000

Total Investments (Cost $464,815,915) 102.8%		513,877,829

Other Assets Less Liabilities (2.8)%		(14,212,219)

Net Assets 100.0%		$499,665,610

* Non-income producing security.
ADR - American Depositary Receipts.
See Notes to Financial Statements.

13

Statement of Assets and Liabilities
December 31, 2004

Assets:

Investments, at value
Common stocks and warrants (cost $439,499,915)	$488,561,829
Repurchase agreement (cost $25,316,000)	25,316,000

Total investments (cost $464,815,915)	513,877,829
Cash	34,665
Receivable for dividends and interest	311,110
Receivable for Capital Stock sold	233,894
Investment in, and expenses prepaid to, shareholder service agent	186,702
Other	23,790

Total Assets	514,667,990

Liabilities:

Payable for securities purchased	13,313,811
Payable for Capital Stock repurchased	1,099,946
Management fee payable	296,147
Distribution and service fees payable	146,809
Accrued expenses and other	145,667

Total Liabilities	15,002,380

Net Assets	$499,665,610

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 authorized; 132,938,952 shares outstanding):
Class A	$107,582,483
Class B	9,334,978
Class C	7,352,806
Class D	6,359,646
Class I	2,295,178
Class R	13,861
Additional paid-in capital	778,968,054
Accumulated net investment loss	(52,919)
Accumulated net realized loss	(461,250,391)
Net unrealized appreciation of investments	49,061,914

Net Assets	$499,665,610

Net Asset Value Per Share:

Class A ($417,597,197 ÷ 107,582,483 shares)	$3.88
Class B ($29,554,401 ÷ 9,334,978 shares)	$3.17
Class C ($23,280,693 ÷ 7,352,806 shares)	$3.17
Class D ($20,153,260 ÷ 6,359,646 shares)	$3.17
Class I ($9,026,411 ÷ 2,295,178 shares)	$3.93
Class R ($53,648 ÷ 13,861 shares)	$3.87

See Notes to Financial Statements.

14

Statement of Operations
For the Year Ended December 31, 2004

Investment Income:

Dividends (net of foreign taxes withheld of $3,390)	$7,259,799
Interest	161,269

Total Investment Income	7,421,068

Expenses:

Management fee	3,569,184
Distribution and service fees	1,801,297
Shareholder account services	1,710,926
Custody and related services	130,018
Registration	93,366
Auditing and legal fees	79,442
Shareholder reports and communications	52,864
Directors’ fees and expenses	23,830
Miscellaneous	41,442

Total Expenses	7,502,369

Net Investment Loss	(81,301)

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	9,516,825
Payment received from the Manager (Note 8)	11,460
Net change in unrealized appreciation of investments	17,570,311

Net Gain on Investments	27,098,596

Increase in Net Assets from Operations	$27,017,295

See Notes to Financial Statements.

15

Statements of Changes in Net Assets

	Year Ended December 31,

	2004	2003

Operations:

Net investment loss	$(81,301)	$(2,019,099)
Net realized gain on investments	9,516,825	17,268,829
Payment received from the Manager (Note 8)	11,460	—
Net change in unrealized appreciation/depreciation of investments	17,570,311	115,576,054

Increase in Net Assets from Operations	27,017,295	130,825,784

Capital Share Transactions:

Net proceeds from sales of shares	16,464,880	31,137,223
Net proceeds from transfer of Seligman Tax-Aware Fund	—	4,021,333
Exchanged from associated funds	8,384,309	23,653,633

Total	24,849,189	58,812,189

Cost of shares repurchased	(81,083,681)	(87,643,116)
Exchanged into associated funds	(8,007,884)	(23,758,811)

Total	(89,091,565)	(111,401,927)

Decrease in Net Assets from Capital Share Transactions	(64,242,376)	(52,589,738)

Increase (Decrease) in Net Assets	(37,225,081)	78,236,046

Net Assets:

Beginning of year	536,890,691	458,654,645

End of Year (net of accumulated net investment loss of $52,919 and $67,842 respectively)	$499,665,610	$536,890,691

See Notes to Financial Statements.

16

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Growth Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts,

17

Notes to Financial Statements

and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2004, amounted to $467,810,218 and $532,259,710, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund’s average daily net assets, 0.65% per annum of the next $1 billion of the Fund’s average daily net assets and 0.60% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $8,201 from sales of Class A shares. Commissions of $59,850 and $14,834 were paid to dealers from the sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis,

18

Notes to Financial Statements

payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2004, fees incurred under the Plan aggregated $1,021,145, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares, amounted to $321,610, $252,650, $205,867 and $25, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2004, such charges amounted to $13,914.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, prior to August 1, 2004, the Distributor received payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2004, amounted to $7,739.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2004, Seligman Services, Inc. received commissions of $6,467 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $329,753, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,710,926 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

19

Notes to Financial Statements

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation under the Guaranties is $344,500. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $43,170.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2004, of $52,919 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2004, the Fund did not borrow from the credit facility.

6.

Acquisition — On April 22, 2003, shareholders of the Seligman Tax-Aware Fund, Inc. (the “Tax-Aware Fund”) approved a transfer of its net assets to the Fund in a tax-free exchange, whereby on the closing date of April 24, 2003, 1,578,310 shares of the Fund valued at $4,021,333 were exchanged for the net assets of the Tax-Aware Fund. For each share of Class A owned, shareholders of the Tax-Aware Fund received 1.4682 shares of the Class A shares of the Fund. The Class B, C and D shareholders of the Tax-Aware Fund received 1.7530 shares of the corresponding classes of shares of the Fund for each share owned.

On April 24, 2003, the Tax-Aware Fund had net assets of $4,024,518, including $255,943 of net unrealized depreciation. Before the transfer, the Fund had net assets of $461,430,830. After the transfer, the combined net assets totaled $465,455,348.

7.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the

20

Notes to Financial Statements

Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2004, the cost of investments for federal income tax purposes was $475,303,656. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $10,487,741.

At December 31, 2004, the tax basis components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$63,586,936
Gross unrealized depreciation of portfolio securities	(25,012,763)
Net unrealized appreciation of portfolio securities	38,574,173
Capital loss carryforward	(450,177,470)
Timing differences (post-October losses)	(585,180)
Undistributed income	—

Total accumulated losses	$(412,188,477)

At December 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $450,177,470, of which $1,105,938 was derived from the acquisition of the Tax-Aware Fund. This capital loss is available for offset against future taxable net capital gains, with $625 expiring in 2008, $216,042,139 expiring in 2009 and $234,134,706 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward. In addition, the Fund elected to defer to January 1, 2005, the recognition for tax purposes of net losses of $585,180 realized on sales of investments after October 31, 2004. These losses will be available to offset future taxable net gains.

8.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2004		2003

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,842,920	$6,822,104	6,652,878	$21,995,068
Net proceeds from transfer of Seligman
Tax-Aware Fund	—	—	236,358	706,711
Exchanged from associated funds	1,076,837	3,994,634	5,730,647	18,441,527
Converted from Class B**	557,556	2,055,144	—	—

Total	3,477,313	12,871,882	12,619,883	41,143,306

Cost of shares repurchased	(16,014,082)	(59,156,220)	(21,200,627)	(66,829,007)
Exchanged into associated funds	(1,126,045)	(4,162,613)	(6,105,715)	(19,600,824)

Total	(17,140,127)	(63,318,833)	(27,306,342)	(86,429,831)

Decrease	(13,662,814)	$(50,446,951)	(14,686,459)	$(45,286,525)

See footnotes on page 23.

21

Notes to Financial Statements

	Year Ended December 31,

	2004		2003

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	576,824	$1,744,555	799,583	$2,189,564
Net proceeds from transfer of Seligman
Tax-Aware Fund	—	—	281,498	695,300
Exchanged from associated funds	776,513	2,357,451	946,757	2,466,300

Total	1,353,337	4,102,006	2,027,838	5,351,164

Cost of shares repurchased	(2,577,894)	(7,806,275)	(2,705,695)	(7,007,193)
Exchanged into associated funds	(581,494)	(1,749,257)	(696,450)	(1,787,742)
Converted to Class A**	(681,623)	(2,055,144)	—	—

Total	(3,841,011)	(11,610,676)	(3,402,145)	(8,794,935)

Decrease	(2,487,674)	$(7,508,670)	(1,374,307)	$(3,443,771)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	757,241	$2,308,110	685,554	$1,923,606
Net proceeds from transfer of Seligman
Tax-Aware Fund	—	—	809,661	1,999,863
Exchanged from associated funds	179,830	553,741	311,170	808,658
Total	937,071	2,861,851	1,806,385	4,732,127

Cost of shares repurchased	(2,513,641)	(7,553,439)	(3,030,703)	(7,829,517)
Exchanged into associated funds	(200,795)	(603,228)	(489,627)	(1,248,036)

Total	(2,714,436)	(8,156,667)	(3,520,330)	(9,077,553)

Decrease	(1,777,365)	$(5,294,816)	(1,713,945)	$(4,345,426)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,085,540	$3,279,067	1,161,828	$2,974,008
Net proceeds from transfer of Seligman
Tax-Aware Fund	—	—	250,793	619,459
Exchanged from associated funds	468,260	1,428,746	732,114	1,937,148

Total	1,553,800	4,707,813	2,144,735	5,530,615

Cost of shares repurchased	(1,952,531)	(5,907,293)	(2,046,739)	(5,340,222)
Exchanged into associated funds	(500,154)	(1,492,070)	(432,177)	(1,122,209)

Total	(2,452,685)	(7,399,363)	(2,478,916)	(6,462,431)

Decrease	(898,885)	$(2,691,550)	(334,181)	$(931,816)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	619,840	$2,309,306	637,735	$2,053,477
Cost of shares repurchased	(179,177)	(660,454)	(199,126)	(637,177)

Increase	440,663	$1,648,852	438,609	$1,416,300

See footnotes on page 23.

22

Notes to Financial Statements

	Year Ended December 31, 2004		April 30, 2003 * to December 31, 2003

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	456	$1,738	502	$1,500
Exchanged from associated funds	13,089	49,737	—	—

Total	13,545	51,475	502	1,500

Exchanged into associated funds	(186)	(716)	—	—

Increase	13,359	$50,759	502	$1,500

*	Commencement of offering of shares.
**	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

9.

Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman Growth Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $11,460 paid to Seligman Growth Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

23

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$3.67	$2.80	$4.38	$5.70	$8.62

Income (Loss) from Investment
Operations:

Net investment income (loss)	— **	(0.01)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	0.21	0.88	(1.56)	(1.10)	(1.12)

Total from Investment Operations	0.21	0.87	(1.58)	(1.12)	(1.17)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.20)	(1.75)

Total Distributions	—	—	—	(0.20)	(1.75)

Net Asset Value, End of Year	$3.88	$3.67	$2.80	$4.38	$5.70

Total Return:	5.72%	31.07%	(36.07)%	(19.33)%	(16.18)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$417,597	$444,920	$381,195	$673,975	$917,728
Ratio of expenses to average net assets	1.36%	1.40%	1.41%	1.24%	1.14%
Ratio of net investment income (loss) to average net assets	0.09%	(0.30)%	(0.59)%	(0.44)%	(0.52)%
Portfolio turnover rate	93.99%	60.25%	82.34%	148.57%	158.94%

See footnotes on page 28.

24

Financial Highlights

CLASS B

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$3.02	$2.32	$3.66	$4.84	$7.65

Income (Loss) from Investment Operations:
Net investment loss	(0.02)	(0.03)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	0.17	0.73	(1.30)	(0.93)	(0.97)

Total from Investment Operations	0.15	0.70	(1.34)	(0.98)	(1.06)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.20)	(1.75)

Total Distributions	—	—	—	(0.20)	(1.75)

Net Asset Value, End of Year	$3.17	$3.02	$2.32	$3.66	$4.84

Total Return:	4.97%	30.17%	(36.61)%	(19.88)%	(16.80)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$29,554	$35,657	$30,642	$62,233	$90,896
Ratio of expenses to average net assets	2.12%	2.16%	2.17%	2.00%	1.90%
Ratio of net investment loss to average net assets	(0.67)%	(1.06)%	(1.35)%	(1.20)%	(1.28)%
Portfolio turnover rate	93.99%	60.25%	82.34%	148.57%	158.94%

See footnotes on page 28.

25

Financial Highlights

CLASS C

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$3.02	$2.32	$3.66	$4.84	$7.64

Income (Loss) from Investment Operations:
Net investment loss	(0.02)	(0.03)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	0.17	0.73	(1.30)	(0.93)	(0.96)

Total from Investment Operations	0.15	0.70	(1.34)	(0.98)	(1.05)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.20)	(1.75)

Total Distributions	—	—	—	(0.20)	(1.75)

Net Asset Value, End of Year	$3.17	$3.02	$2.32	$3.66	$4.84

Total Return:	4.97%	30.17%	(36.61)%	(19.88)%	(16.70)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$23,281	$27,539	$25,184	$54,935	$64,428
Ratio of expenses to average net assets	2.12%	2.16%	2.17%	2.00%	1.90%
Ratio of net investment loss to average net assets	(0.67)%	(1.06)%	(1.35)%	(1.20)%	(1.28)%
Portfolio turnover rate	93.99%	60.25%	82.34%	148.57%	158.94%

See footnotes on page 28.

26

Financial Highlights

CLASS D

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$3.02	$2.32	$3.66	$4.84	$7.65

Income (Loss) from Investment Operations:
Net investment loss	(0.02)	(0.03)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	0.17	0.73	(1.30)	(0.93)	(0.97)

Total from Investment Operations	0.15	0.70	(1.34)	(0.98)	(1.06)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.20)	(1.75)

Total Distributions	—	—	—	(0.20)	(1.75)

Net Asset Value, End of Year	$3.17	$3.02	$2.32	$3.66	$4.84

Total Return:	4.97%	30.17%	(36.61)%	(19.88)%	(16.80)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$20,153	$21,911	$17,647	$35,595	$53,665
Ratio of expenses to average net assets	2.12%	2.16%	2.17%	2.00%	1.90%
Ratio of net investment loss
to average net assets	(0.67)%	(1.06)%	(1.35)%	(1.20)%	(1.28)%
Portfolio turnover rate	93.99%	60.25%	82.34%	148.57%	158.94%

See footnotes on page 28.

27

Financial Highlights

CLASS I						CLASS R

	Year Ended December 31,			11/30/01* to 12/31/01		Year Ended 12/31/04	4/30/03* to 12/31/03

	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Period	$3.70	$2.81	$4.38	$4.41		$3.67	$2.99

Income (Loss) from Investment Operations:

Net investment income (loss)	0.02	— **	— **	—	**	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.21	0.89	(1.57)	(0.03)		0.21	0.69

Total from Investment Operations	0.23	0.89	(1.57)	(0.03)		0.20	0.68

Net Asset Value, End of Period	$3.93	$3.70	$2.81	$4.38		$3.87	$3.67

Total Return:	6.22%	31.67%	(35.84)%	(0.68)%		5.45%	22.74%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$9,026	$6,862	$3,986	$115		$54	$2

Ratio of expenses to average net assets	0.88%	0.96%	0.98%	0.64	%†	1.62%	1.62	%†

Ratio of net investment income (loss) to average net assets	0.58%	0.14%	(0.16)%	0.49	%†	(0.17)%	(0.51	)%†

Portfolio turnover rate	93.99%	60.25%	82.34%	148.57	%†††	93.99%	60.25	%‡

Without expense reimbursement:ø

Ratio of expenses to average net assets			1.02%	1.37	%†

Ratio of net investment loss to average net assets			(0.20)%	(0.24	)%†

*	Commencement of offering of shares.
**	Less than + or – $0.005.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
‡	For the year ended December 31, 2003.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.

See Notes to Financial Statements.

28

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2005

29

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Growth Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67)[2,3]		Chairman, Chief Executive Officer and Director, KeySpan Corporation
•	Director: 2003 to Date	(diversified energy, gas and electric company); Director or Trustee of each
•	Oversees 60 Portfolios	of the investment companies of the Seligman Group of Funds† (except
	in Fund Complex	Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta
Northeast Gas, Ltd., Boundary Gas Inc., The Houston Exploration
Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and
Development Authority, Independence Community Bank, Business
Council of New York State, Inc., New York City Partnership, and the Long
Island Association (business and civic organizations).

John R. Galvin (75)[1,3]		Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
•	Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
•	Oversees 61 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
	in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial
electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe
and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3]		President Emerita, Sarah Lawrence College; Director or Trustee of each
•	Director: 1991 to Date	of the investment companies of the Seligman Group of Funds†;
•	Oversees 61 Portfolios	Director, Jeannette K. Watson Summer Fellowship (summer internships
	in Fund Complex	for college students); Trustee, Save the Children (non-profit child-
assistance organization) and the Committee for Economic
Development; Governor, Court of Governors, London School of
Economics; and Director, Public Broadcasting Service (PBS). Formerly,
Chairman, The Rockefeller Foundation (charitable foundation) and
Director, New York Telephone Company.

Frank A. McPherson (71)[2,3]		Retired Chairman of the Board and Chief Executive Officer of Kerr-
•	Director: 1995 to Date	McGee Corporation (diversified energy and chemical company);
•	Oversees 61 Portfolios	Director or Trustee of each of the investment companies of the
	in Fund Complex	Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation,
Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools
Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products)
and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 33.

30

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[1,3]		Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law
•	Director: 1970 to Date	firm); Director or Trustee of each of the investment companies of the
•	Oversees 61 Portfolios	Seligman Group of Funds†; Director, Aleris International, Inc.
	in Fund Complex	(aluminum and zinc recycler and aluminum rolled products); Director
Emeritus, the Municipal Art Society of New York; Executive Committee
Member and Secretary, the U.S. Council for International Business;
Trustee and Vice Chairman, New York-Presbyterian Healthcare System,
Inc.; Trustee, New York-Presbyterian Hospital; and Member of the
American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3]		Attorney; Director or Trustee of each of the investment companies of
•	Director: 1984 to Date	the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge
•	Oversees 61 Portfolios	Foundation (charitable foundation). Formerly, Chairman of the Board of
	in Fund Complex	Trustees of St. George’s School (Newport, RI) and Trustee, World
Learning, Inc. (international educational training).

Leroy C. Richie (63)[1,3]		Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
•	Director: 2000 to Date	(library of technical standards); Director or Trustee of each of the
•	Oversees 60 Portfolios	investment companies of the Seligman Group of Funds† (except
	in Fund Complex	Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
Corporation (diversified energy and chemical company) and Infinity,
Inc. (oil and gas services and exploration); Director and Chairman,
Highland Park Michigan Economic Development Corp. Formerly,
Trustee, New York University Law Center Foundation; Vice Chairman,
Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies,
Inc. (applied coating technologies); and Vice President and General
Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or
•	Director: 1980 to Date	Trustee of each of the investment companies of the Seligman Group of
•	Oversees 61 Portfolios	Funds† and Ambassador and Permanent Observer of the Sovereign
	in Fund Complex	and Military Order of Malta to the United Nations. Formerly, Director,
USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3]		Retired Executive Vice President and Chief Operating Officer, Sammons
•	Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of
•	Oversees 61 Portfolios	each of the investment companies of the Seligman Group of Funds†;
	in Fund Complex	Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly,
Director and Consultant, Sammons Enterprises, Inc. and Director,
C-SPAN (cable television network).

See footnotes on page 33.

31

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (66)*		Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board
•	Director and Chairman	and Director or Trustee of each of the investment companies of the
	of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
	1988 to Date	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic
•	Oversees 61 Portfolios	proppants for oil and gas industry); Director, Seligman Data Corp.; and
	in Fund Complex	President and Chief Executive Officer, The Metropolitan Opera
Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)*		Director and President, J. & W. Seligman & Co. Incorporated; Chief
•	Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the
•	President: 1995 to Date	investment companies of the Seligman Group of Funds†; Director,
•	Chief Executive Officer:	Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman
	2002 to Date	Data Corp.; Member of the Board of Governors of the Investment
•	Oversees 61 Portfolios	Company Institute; and Director, ICI Mutual Insurance Company.
in Fund Complex

Eleanor T. M. Hoagland (53)		Managing Director and Senior Vice President, Risk Manager, J. & W.
•	Vice President and Chief	Seligman & Co. Incorporated; Vice President and Chief Compliance
	Compliance Officer:	Officer for each of the investment companies of the Seligman Group of
	July 2004 to Date	Funds†. Formerly, Managing Director, Partner and Chief Portfolio
Strategist, AMT Capital Management from 1994 to 2000.

Marion S. Schultheis (58)		Managing Director, J. & W. Seligman & Co. Incorporated; Vice President
•	Vice President and	and Portfolio Manager of Seligman Capital Fund, Inc.; Vice President of
	Portfolio Manager:	Seligman Portfolios, Inc. and Portfolio Manager of its Capital Portfolio and
	1998 to Date	Large-Cap Growth Portfolio. Formerly, Vice President of Seligman Global
Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund and
of the Global Growth Portfolio of Seligman Portfolios, Inc.; Managing
Director at Chancellor LGT from October 1997 until May 1998, and Senior
Portfolio Manager at IDS Advisory Group Inc. from August 1987 until
October 1997.

Thomas G. Rose (47)		Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
•	Vice President:	J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance,
	2000 to Date	Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of
each of the investment companies of the Seligman Group of Funds†;
and of Seligman Services, Inc. and Seligman International, Inc.
Formerly, Treasurer of the investment companies of the Seligman
Group of Funds and Seligman Data Corp.

See footnotes on page 33.

32

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (48)		Senior Vice President and Treasurer, Investment Companies, J. & W.
•	Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of
	1992 to Date	the investment companies of the Seligman Group of Funds†; and
•	Treasurer: 2000 to Date	Treasurer, Seligman Data Corp. Formerly, Senior Vice President,
Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc.,
Seligman International, Inc. and Seligman Data Corp.; Vice President,
Seligman Services, Inc. and Treasurer, Seligman International, Inc.

Frank J. Nasta (40)		Managing Director, General Counsel and Corporate Secretary, J. & W.
•	Secretary: 1994 to Date	Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman
International, Inc. and Seligman Data Corp. Formerly, Senior Vice
President, Law and Regulation Department, J. & W. Seligman & Co.
Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

33

ITEM 2. CODE OF ETHICS.

As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003

Audit Fees	$38,147	$39,386
Audit-Related Fees	—	—
Tax Fees	2,200	2,100
All Other Fees	1,931	1,897

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003

Audit-Related Fees	$118,630	$126,130
Tax Fees	13,703	7,500
All Other Fees	43,000	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $179,464 and $137,627, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GROWTH FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date: March 7, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: March 7, 2005

SELIGMAN GROWTH FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

EXHIBIT ITEM 12 (a)(1)

EX-99.CODE ETH
CODE OF ETHICS
FOR PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS
(Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002)

I.	Covered Officers/Purpose of the Code

This code of ethics (the “Code”) for each of the registered investment companies managed by J. & W. Seligman & Co. Incorporated (“Seligman”) (collectively, “Funds” and each a “Fund”) applies to each Fund’s Principal Executive Officer and Principal Financial Officer (the “Covered Officers” each of whom is set forth in Exhibit A) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview.

      A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

     Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of the Fund. The Funds’ and Seligman’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and Seligman of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for Seligman, or for both), be involved in establishing policies and implementing decisions that will have different effects on Seligman and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and Seligman and is consistent with the performance by the Covered Officers of their duties as Officers of the Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fund.

* * *

     Each Covered Officer must:

•	not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

•	not cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund;

•	report at least annually any business affiliations or other business relationships (including those of immediate family members) that have the potential to raise conflicts of interests.

     These are some conflicts of interest situations that should not occur unless specifically pre-approved by Seligman’s General Counsel, Associate General Counsel or Director of Compliance:

•	service as a director on the board of any public or private company;

•	the receipt of any gifts of significant value or cost from any company with which a Fund has current or prospective business dealings;

•	the receipt of any entertainment from any company with which a Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent nor so extensive as to raise any question of impropriety;

•	any ownership interest in, or any consulting or employment relationship with, any of the Fund’s non-public service providers, other than Seligman, Seligman Advisors, Inc., Seligman Services, Inc., Seligman Data Corp. or any affiliated person thereof;

•	a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III. Disclosure and Compliance

•	each Covered Officer should familiarize himself with the disclosure requirements generally applicable to a Fund;

•	each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

•	each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and Seligman with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

•	it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

      Each Covered Officer must:

•	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

•	annually thereafter affirm to the Board that he has complied with the requirements of the Code;

•	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

•	notify Seligman’s General Counsel, Associate General Counsel or Director of Compliance promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

Seligman’s General Counsel (or his designee) is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.1 However, any approvals or waivers2 granted to the Covered Officer will be promptly reported to the Chairman of the appropriate Fund’s Board Operations Committee and reported to the appropriate Fund’s Board at its next regular meeting.

     The following procedures will be followed in investigating and enforcing this Code:

•	Seligman’s General Counsel (or his designee) will take all appropriate action to investigate any potential violations reported to him;

•	if, after such investigation, Seligman’s General Counsel believes that no violation has occurred, he is not required to take any further action;.

•	any matter that the General Counsel believes is a violation will be reported to the appropriate Board;

•	if the appropriate Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of Seligman or its board; or a recommendation to dismiss the Covered Officer; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, Seligman, Seligman Advisors, Inc., Seligman Services, Inc., Seligman Data Corp., or other service providers or any of their affiliates govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’, Seligman’s and Seligman Advisors, Inc.’s and their affiliates’ codes of ethics under Rule 17j-1 under the Investment Company Act and any other policies and procedures of such entities are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

1 The General Counsel (or his designee) is authorized to consult, as appropriate, with counsel to the Funds and the Independent Directors, and is encouraged to do so.

2 “Waiver” is defined as “the approval by the registrant of a material departure from a provision of the code of ethics” and “implicit waiver,” which must also be disclosed, is defined as “the registrant’s failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer” of the registrant.

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board of each Fund, including a majority of the independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Fund’s Board and its counsel, members of Seligman’s Board of Directors and members of Seligman’s Law and Regulation Department.

VIII. Internal Use

     This Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion.

September 18, 2003

Exhibit A

Persons Covered by this Code of Ethics

Principal Executive Officer	-	Brian T. Zino
Principal Financial Officer	-	Lawrence P. Vogel